Exhibit 99.1

Microfluidics Chairman James N. Little, Ph.D., Announces Retirement from Board of Directors

Newton, MA – December 8, 2009 – Microfluidics International Corporation (OTCBB: MFLU) today announced that James N. Little, Ph.D., has informed the Company that he is retiring from the Board of Directors effective December 31, 2009. Dr. Little has served on the Microfluidics Board since December, 1995, and was appointed chairman on December 13, 2007.

Current Board member George Uveges, founder and principal of the Tallwood Group, will take over the role of Chairman upon Dr. Little’s retirement. Mr. Uveges is also a Director for Harvard Bioscience, Inc., and Director and Treasurer of Operation A.B.L.E. of Greater Boston.

“On behalf of Microfluidics, I would like to thank Dr. Little for his years of service to the Company,” said CEO Michael C. Ferrara. “I look forward to working closely with George and the rest of the Board to continue our strong momentum as we drive toward sustained profitability and improved shareholder value.”

About Microfluidics International Corporation:

Microfluidics International Corporation designs, manufactures and distributes proprietary high performance Microfluidizer® materials processing and formulation equipment to the biotechnology, pharmaceutical, chemical, cosmetics/personal care and food industries. Microfluidics applies its more than 20 years of high pressure processing experience to produce the most uniform and smallest liquid and suspended solid particles available, and has provided manufacturing systems for nanoparticle products for more than 15 years.

The Company is a leader in advanced materials processing equipment for laboratory, pilot scale and manufacturing applications, offering innovative technology and comprehensive solutions for nanoparticles and other materials processing and production. More than 3,000 systems are in use and afford significant competitive and economic advantages to Microfluidics’ equipment customers.

Forward-Looking Statement:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they use words such as "anticipate," "believe," "estimate," "expect," "intend," "project," "plan," "outlook," and other words and terms of similar meaning.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the potential results discussed in the forward-looking statements.  Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: our ability to access sufficient working capital, including our new working capital line; our continued compliance with the representations, warranties and covenants under our new working capital line and our existing convertible debenture; our continued history of losses, which includes net losses in three of the last five fiscal years; the timing and size of customer orders for our products; the adoption, timing and performance of new technology and products developed by us; changes and advances in technology that may make our products obsolete or reduce demand for our products; our ability to protect and maintain the confidentiality of our intellectual property; our ability to retain key employees and our reliance on a new management team; changes in governmental rules and regulations, including those regulating the exportation of goods; and general economic and business conditions and the financial crisis, including those adversely effecting the pharmaceutical and biotechnology industries.  For a more detailed discussion of risks and uncertainties which could cause actual results to differ from those contained in our forward-looking statements, see Item 1A, "Risk Factors" of our most recently filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 and our other periodic reports filed with the SEC.  You should not place undue reliance on our forward-looking statements, which speak only as of the date they are made.  We are providing this information as of this date, and we do not undertake to update the information included in this press release, whether as a result of new information, future events or otherwise.